PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Nov. 25, 2012
PROPERTY, PLANT AND EQUIPMENT

NOTE 2:    PROPERTY, PLANT AND EQUIPMENT

The components of property, plant and equipment (“PP&E”) were as follows:

	November 25, 2012	November 27, 2011
	(Dollars in thousands)
Land	$21,319	$30,236
Buildings and leasehold improvements	404,438	422,020
Machinery and equipment	473,014	477,895
Capitalized internal-use software	285,960	286,662
Construction in progress	56,842	17,434

Subtotal	1,241,573	1,234,247
Accumulated depreciation	(782,766)	(731,859)

PP&E, net	$458,807	$502,388

Depreciation expense for the years ended November 25, 2012, November 27, 2011, and November 28, 2010, was $110.5 million, $104.8 million and $88.9 million, respectively.

Construction in progress at November 25, 2012, and November 27, 2011, primarily related to the installation of various information technology systems.